Bank of America
35th Annual
Investment Conference
Sept. 22, 2005

Charles “Chip” McClure

Chairman, CEO and President

Rakesh Sachdev

Senior Vice President, Corporate Strategy

Brian Casey

Vice President and Treasurer

Cautionary Statement Concerning
Forward-Looking Statement

This presentation contains “forward-looking statements” as defined in the Private
Securities Litigation Reform Act of 1995. These forward-looking statements are based on currently available competitive, financial and economic data and management’s views and assumptions regarding future events.  Such forward-looking statements are inherently uncertain, and actual results may differ materially from those projected as a result of certain risks and uncertainties, including but not limited to global economic and market conditions; the demand for commercial, specialty and light vehicles for which the company supplies products; risks inherent in operating abroad, including foreign currency exchange rates and potential disruption of production and supply due to terrorist attacks or acts of aggression; availability and cost of raw materials, including steel; OEM program delays; demand for and market acceptance of new and existing products; reliance on major OEM customers; labor relations of the company, its customers and suppliers; the financial condition of the company’s suppliers and customers, including potential bankruptcies; successful integration of acquired or merged businesses; achievement of the expected annual savings and synergies from past and future business combinations; success and timing of potential divestitures;
potential impairment of long-lived assets, including goodwill; competitive product and pricing pressures; the amount of the company’s debt; the ability of the company to access capital markets; the credit ratings of the company’s debt; the outcome of existing and any future legal proceedings, including any litigation with respect to environmental or asbestos-related matters; as well as other risks and uncertainties, including but not limited to those detailed herein and from time to time in
ArvinMeritor’s Securities and Exchange Commission filings.

Agenda

Company profile

Light Vehicle Systems

Reshaping the business

Commercial Vehicle Systems

Capitalizing on strengths

Emissions

Diesel emissions opportunities

Summary

Asia and Other
11%
Europe
39%
North America
50%

ArvinMeritor

Company Profile

Global Diversification

FY 2004

Light Vehicle Systems
60%
Other LVS OEM Sales
40%
N.A. Big 3 LVS OEM Sales
20%
N.A. OEM Truck & Trailer Sales
16%
Class 8
10%
Class 5-7
3%
Trailers
3%
Europe & ROW OE Sales
12%
CV Aftermarket & Specialty OEMs
12%
Commercial Vehicle Systems
40%

5

ArvinMeritor

Company Profile

Note: LVS sales were 55% and CVS sales were 45% for the first nine months of 2005

Business Segment Diversification

FY 2004

Market	Product	Focus	Customer
CVS	Axles, brakes, suspensions, shocks, electronic controls	**Vehicle Safety and Ride (Undercarriage)**	**OEMs** **CV Aftermarket**
LVS	Suspensions, wheels		
CVS and LVS	Emissions	**Environment**	
LVS	Doors, roofs	**Vehicle Security and Comfort (Body)**	

No. 1 or No. 2 Globally

ArvinMeritor

Company Profile

Market and Product Focus

Light Vehicle Systems

Roof systems and modules

Door systems
and modules

Suspension
components
(coil
springs,
stabilizer
and torsion
bars)

Steel wheels

Emissions systems

Suspension
modules

Exhaust
systems

($ in millions)
150
125
100
75
50
25
0
Non-Cash Costs
Cash Costs
Annual Savings
$135
$25
$110
$50 - $60
Costs
Savings

ArvinMeritor

Restructuring Program

Reshaping the LVS Business

Step 1:  Reducing Capacity

Closing and consolidating

                11 ArvinMeritor locations

Nine in LVS business

$135 million total program cost

$50-60 million annual savings for
ArvinMeritor expected by 2007

$50-60 Million Annual Benefit

CHINA
KOREA
JAPAN
INDIA
THAILAND
SINGAPORE
Xuzhou
Yantai
Choongnam
Hiroshima
Zhenjiang
Shiyan
Nanjing
Shanghai
Chongqing
Pudong
Anting
New Delhi
Mysore
Chennai
Rayong
Jurong Town
Purchasing
Commercial Vehicle Systems Manufacturing
Commercial Vehicle Aftermarket Warehouse/Distribution
Light Vehicle Systems Manufacturing
Light Vehicle Systems Technical Center

ArvinMeritor

Reshaping the LVS Business

Step 2:  Sourcing Globally

Expecting new sources to
generate savings in
immediate future

VP of LVS Purchasing
relocated to China

Building local staff to
achieve aggressive goals

Moving Rapidly to Reduce Supply Costs

Reshaping the LVS Business

Committed to Improving Profitability

Roof systems and modules

Door systems

and modules

Suspension

components

(coil

springs,

stabilizer

and torsion

bars)

Steel wheels

Emissions systems

Suspension

modules

Exhaust

systems

Step 3:  Evaluating Product Portfolio

Reducing capacity/sourcing globally
not enough for some products

Divestitures of non-core products
under consideration

Market valuations have
become pacing factor

Continue steps to capture
value throughout

            evaluation process

Light Vehicle Systems
60%
Other LVS OEM Sales
40%
N.A. Big 3 LVS OEM Sales
20%
N.A. OEM Truck & Trailer Sales
16%
Europe & ROW OE Sales
12%
CV Aftermarket & Specialty OEMs
12%
Commercial Vehicle Systems
40%

Reshaping the LVS Business

Step 4:  Growing Non-North America Big 3 Business

Relatively low N.A. Big 3 exposure

20 percent of total

          ArvinMeritor business

Continue efforts to diversify

Established Korean

          emissions joint venture

Awarded European
multi-panel sunroof contract

Began door module production
for Hyundai N.A.

Continuing to Diversify Customer Base

FY 2004

ABS, air
system and
stability
controls

Emissions

systems

Complete

Braking

systems

(wheel ends
and brakes)

Drivelines

Automated

transmissions

Front and
rear axles

Commercial Vehicle Systems

Trailer and

suspension

systems

Capitalizing on Strengths

Commercial Vehicle Markets are Strong Globally

Significant volume increases in North America, Europe,
South America and China (2005 vs. 2004)

+30%

+12%

+16%

+11%

Capitalizing on Strengths

Well-Positioned to Capture Growth

Firmly entrenched in global markets

European Volvo joint venture

First Auto Works (FAW) joint venture in China

Dynamic product portfolio in “hot” growth areas

Safety/Undercarriage

Aftermarket

Emissions

N.A. Class 8 Truck 10%
Class 5-7 3%
Trailers 3%
Europe & ROW OE Sales 12%
CV Aftermarket & Specialty OEMs 12%
N.A. Big 3 LVS OEM Sales 20%
Other LVS OEM Sales 40%
Light Vehicle Systems 60%
Commercial Vehicle Systems 40%

ArvinMeritor

Capitalizing on Strengths

2007 N.A. Truck Market Cyclicality

Being Well-Managed

Only impacts 10 percent of

            total ArvinMeritor business

N.A. downturn not expected
to be as severe
(30-35% vs. 50%)

Global markets expected to

            remain strong in 2007

Emissions and Aftermarket
provide meaningful offset to
potential N.A. market decline

FY 2004

Capitalizing on Strengths

Opportunities Are Being Realized

Commercial Vehicle Aftermarket

Opportunity for global expansion

Partially offsets N.A. market decline

Commercial Vehicle Emissions

Delivering solutions to meet global emissions
requirements

Marketing new products

Capturing new business

Developing advanced technology for future solutions

Diesel Emissions Opportunities

NOx (g/bHp

-

hr)

2010

(PM = 0.01, NOx = 0.2)

1988

1991

1994

1998

2002

0

1

4

3

2

5

6

0.1

0.2

0.3

0.4

0.5

0.6

0

1

4

3

2

5

6

0.1

0.2

0.3

0.4

0.5

0.6

NOx (g/bHp

-

hr)

2010

1988

1991

1994

1998

2002

2010

2014

0

0.05

0.2

0.1

0.002

0.004

0.006

0.008

0.01

0.15

2010

2014

(PM = 0.001, NOx = 0.05)

Sources: EPA and DieselNet

U.S. Diesel Emissions Standards

Diesel Emissions Opportunities

EPA ’98

EPA ’04

Euro IV

Euro III

Euro II

Euro I

Japan ‘05

Projected

Euro
III=
2010

Euro IV= 2006

Euro IV=
2010

Euro III= 2006
Euro IV= 2009

Euro III= 2007
Euro IV=2010

Euro IV=
20??

EPA ‘04= 2007

Euro V= 2008
Euro VI=2011

Global Emissions Standards are Driving

Significant Growth Opportunities for ArvinMeritor

Diesel Emissions Solutions

U.S. may adopt SCR solution

Improves fuel efficiency

Low sulfur diesel capacity
constraint

Lean NOx Traps

Combined PM and NOx Traps

SCRT (SCR+DPF)

Lean NOx Trap with Plasma
Fuel Reformer

2007

U.S.

Solution

2006

Europe

Solution

EGR

Exhaust Gas Recirculation (EGR)

Reduces NOx

DPF

Diesel Particulate Filter (DPF)

Reduces PM

Vocational application uses

  actively regenerated filter

SCR

Urea

Control

Selective Catalytic Reduction (SCR)

Reduces NOx

Reduces PM

Beyond

2007

$4,500
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
Millions
2004
2005
2006
2007
2008
2009
2010

ArvinMeritor

Commercial Vehicle Diesel Emissions
Global Addressable Market

$660/truck

$2,700/truck

Euro 4 / Japan

EPA 2007

Euro 5

EPA 2010

-  EU: mostly SCR

  US: EGR+DPF

Technology TBD

Current Tech. Prevails

(EGR + DPF)

New Tech. Required

(SCR & Active DPF)

Technology Defined

Global Market $2+ billion in 2007

ARM Addressable Market

Addressable Market Grows to $2-3 Billion in 2010

Global Solutions

ArvinMeritor Solutions

$2,000/truck

$300-360 /truck

Summary

Reshaping the Light Vehicle Systems business

Capitalizing on global strengths of

            Commercial Vehicle Systems

Well-positioned to capture growing diesel
emissions opportunities

Light Vehicle Aftermarket divestiture progressing

www.arvinmeritor.com